REINSTATEMENT AND AMENDMENT TO PURCHASE AND SALE AND CONTRACT
This REINSTATEMENT AND AMENDMENT TO PURCHASE AND SALE CONTRACT (this “Amendment”) is made and entered into as of February 2, 2015 (the “Amendment Date”), by and between NATIONAL PROPERTY INVESTORS 6, a California limited partnership, having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (“Seller”), and DRA FUND VIII LLC, a Delaware limited liability company, having a principal address at 220 East 42nd Street, 27th Floor, New York, New York 10017 (“Purchaser”).
W I T N E S S E T H, T H A T:
WHEREAS, Seller and Purchaser have entered into that certain Purchase and Sale Contract dated as of August 28, 2014 (the “Contract”), for the purchase of certain improved real property commonly known as Colony at Kenilworth Apartments and located in Towson, Baltimore County, Maryland (as further described on Exhibit A to the Contract, the “Property”);
WHEREAS, Purchaser has heretofore terminated the Contract pursuant to that certain letter dated October 20, 2014; and
WHEREAS, Seller and Purchaser wish to reinstate and amend the Contract as set forth in this Amendment.
NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Incorporation of Preamble and Recitals. The preamble and recitals to this Amendment are hereby incorporated herein by reference and made a part of this Amendment.

2.Definitions. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Contract.

3.Reinstatement of the Contract. Seller and Purchaser hereby agree that the Contract, as hereby amended, is reinstated in its entirety and shall obligate the Seller and Purchaser in accordance with, and subject to the conditions provided in, the Contract, as hereby amended.

4.Purchase Price. Section 2.2 of the Contract is hereby deleted in its entirety and replaced with the following:

“2.2    Purchase Price and Deposit. The total purchase price (“Purchase Price”) for the Property shall be an amount equal to $44,200,000.00, payable by Purchaser, as follows:
2.2.1    Within 2 Business Days following the Amendment Date, Purchaser shall deliver to Stewart Title Guaranty Company, 1980 Post Oak Boulevard, Suite 610, Houston, Texas, 77056, Attn: Ms. Wendy Howell (“Escrow Agent” or “Title Insurer”) an initial deposit (together with the Adjournment Deposit, if any, the “Deposit”) of $1,000,000.00 by wire transfer of immediately available funds (“Good Funds”).
2.2.2    [intentionally omitted]
2.2.3    The balance of the Purchase Price for the Property shall be paid to and received by Escrow Agent by wire transfer of Good Funds no later than 3:00 p.m. on the Closing Date (subject to any earlier wire deadline imposed by the holder of the Note in connection with the Loan Payoff).”
5.Due Diligence Period. The “Feasibility Period” shall expire on February 13, 2015.

6.Closing Date. Section 5.1 of the Contract is hereby deleted in its entirety and replaced with the following:

“5.1 Closing Date. The Closing shall occur on March 31, 2015 (the “Closing Date”) through an escrow with Escrow Agent, whereby Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means.”
7.Seller’s Representations. Section 6.1.9 is hereby deleted and replaced with the following:

“6.1.9    To Seller's knowledge, other than as set forth in Section 6.6, Seller has not received any written notice from a governmental agency of any uncured material violations of any federal, state, county or municipal law, ordinance, order, regulation or requirement affecting the Property including, without limitation relating to the Deck Collapse (as defined in Section 6.6 below).”
8.Seller Indemnification. A new Section 6.6 is hereby added as follows:

“6.6 Seller Indemnification. Seller hereby discloses, and Purchaser acknowledges, that on or about September 1, 2014, a second-floor deck adjacent to one of the Tenant Units at the Property collapsed (the “Deck Collapse”).  Following the Deck Collapse, and in accordance with direction given by the applicable governmental authorities, Seller engaged a third party engineering firm to conduct an inspection of all other decks at the Property.  Pursuant to the results of such inspections, Seller has undertaken (and will complete prior to Closing) to rebuild the deck destroyed in the Deck Collapse and to make repairs to designated other decks at the Property (collectively, the “Deck Repairs”).  The Deck Repairs shall be completed by Seller in accordance with all applicable laws and at or prior to Closing Seller shall deliver to Purchaser evidence that the Deck Repairs have passed inspection by Baltimore County.  Seller hereby agrees to indemnify, hold harmless and, if requested by Purchaser (in Purchaser's sole and absolute discretion), defend (with counsel approved by Purchaser) Purchaser, together with Purchaser's affiliates, parent and subsidiary entities, successors, assigns, partners, managers, members, lenders, employees, officers, directors, trustees, shareholders, representatives, agents, and property manager (collectively, “Purchaser's Indemnified Parties”), from and against any and all losses, claims, damages, mechanic's liens, materialmen's liens, liabilities, penalties, interest, demands, actions, causes of action, costs and expenses (including reasonable attorneys' fees, including the cost of in-house counsel and appeals) arising out of third party claims arising from the Deck Collapse or Seller’s negligence or violation of applicable laws in connection with the Deck Repairs.  Except for the Baltimore County Code of Enforcement Notice of Correction dated September 4, 2014, Seller has not received any written notice from any governmental authority requiring any specific changes or repairs to the Property arising from the Deck Collapse.  The provisions of this Section shall survive Closing for a period of three (3) years.

9.Seller’s Conditions to Closing. Section 8.2.5 and all references thereto are hereby deleted from the Contract.

10.Continued Force and Effect. Except as amended by this Amendment, the Contract is and remains unchanged and in full force and effect, and the terms and provisions thereof shall be in full force and effect.

11.Counterparts. This Amendment may be executed in any number of counterparts, provided each of the parties hereto executes at least one (1) counterpart; each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one (1) agreement.

12.Signatures. Any signature to this Amendment transmitted by facsimile or e-mail (i.e. PDF) shall be deemed an original for purposes of determining the enforceability of this Amendment.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.
Seller:

NATIONAL PROPERTY INVESTORS 6,
a California limited partnership

By:    NPI EQUITY INVESTMENTS, INC.,
a Florida corporation,
its general partner

By: /s/ Mark Reoch
Name: Mark Reoch
Title: Vice President

Purchaser:

DRA FUND VIII LLC,
a Delaware limited liability company

By:    /s/ Jean Marie Apruzzese
Name:    Jean Marie Apruzzese
Title:    Vice President

Purchaser’s Tax Identification Number/Social
Security Number:

Guarantor Signature Page

AIMCO Properties, L.P., hereby joins in this Amendment and the Contract solely for the purpose of guarantying Seller’s indemnification obligations to Purchaser’s Indemnified Parties as set forth in Section 6.6 (subject to the terms and limitations thereof). No amendment or other modification of this Agreement shall require the signature or consent of AIMCO Properties, L.P. unless such amendment or modification pertains to Seller’s obligations under said Section 6.6. Such guaranty shall expire automatically upon the expiration of the survival period of the representations and indemnification obligations set forth in Section 6.6.

AIMCO PROPERTIES, L.P.,
a Delaware limited partnership

By:    AIMCO-GP, Inc.,
a Delaware corporation,
its general partner

By: /s/ Mark Reoch
Name: Mark Reoch
Title: Vice President

ESCROW AGENT SIGNATURE PAGE
The undersigned executes the Contract to which this signature page is attached for the purpose of agreeing to the provisions of Section 2.3 of the Contract, hereby establishes ________________________, 2015 as the date of opening of escrow and designates ___________________________________ as the escrow number assigned to this escrow.
ESCROW AGENT:

STEWART TITLE GUARANTEE COMPANY

By:    ____________________________________
Name:    ____________________________________
Title:    ____________________________________